Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
FFP Marketing Company, Inc.:


We consent to the use of our reports incorporated herein by reference.


                                             /s/ KPMG Peat Marwick LLP
                                             -----------------------------------
                                             KPMG PEAT MARWICK LLP

Fort Worth, Texas
November 30, 1998